EXHIBIT 10(b) -- Amendment Number 1
to Credit Agreement (dated as of
June 30, 1995) by and between the
Registrant, various banks and
lending institutions, and
NationsBank, N.A. (as agent), and
Promissory Notes and Mortgage and
Security Agreement


     AMENDMENT NO. 1 TO CREDIT AGREEMENT


     THIS AMENDMENT AGREEMENT (this
"Amendment"), dated as of June 30,
1995, among ONE PRICE CLOTHING
STORES, INC., a Delaware
corporation (the "Borrower"), the
various banks and lending
institutions parties hereto (each a
"Bank" and collectively, the
"Banks"), and NATIONSBANK, N.A.
(CAROLINAS), a national banking
association, as agent for the Banks
(in such capacity, the "Agent");

            W I T N E S S E T H:

     WHEREAS, pursuant to that
certain Credit Agreement, dated as
of March 17, 1995 (the "Existing
Credit Agreement"), among the
parties hereto, the Banks have
agreed to make loans to the
Borrower; and

     WHEREAS, the Borrower, the
Banks and the Agent desire to make
certain amendments to the Existing
Credit Agreement;

     NOW, THEREFORE, in
consideration of the agreements
herein contained, the parties
hereby agree as follows:

                   PART I
                 DEFINITIONS

     SUBPART 1.1.  Certain
Definitions.  Unless otherwise
defined herein or the context
otherwise requires, terms used in
this Amendment, including its
preamble and recitals, have the
following meanings (such meanings
to be equally applicable to the
singular and plural forms thereof):

     "Amended Credit Agreement"
means the Existing Credit Agreement
as amended hereby.

     "Amendment No. 1 Effective
Date" is defined in Subpart 3.1.

     SUBPART 1.2.  Other
Definitions.  Unless otherwise
defined herein or the context
otherwise requires, terms used in
this Amendment, including its
preamble and recitals, have the
meanings provided in the Amended
Credit Agreement.

               PART II
     AMENDMENTS TO EXISTING CREDIT
                AGREEMENT

     Effective on (and subject to
the occurrence of) the Amendment
No. 1 Effective Date, the Existing
Credit Agreement is hereby amended
in accordance with this Part II.
Except as so amended, the Existing
Credit Agreement, the Notes and the
other Financing Documents shall
continue in full force and effect.

     SUBPART 2.1  Amendments to the
Introduction.  The first paragraph
of the Existing Credit Agreement is
amended to read in its entirety as
follows:

          THIS AGREEMENT,
     dated as of March 17,
     1995 and amended as of
     June 30, 1995, by and
     among ONE PRICE CLOTHING
     STORES, INC., the banks
     listed on the signature
     pages hereof, and
     NATIONSBANK, N.A.
     (CAROLINAS), as agent for
     such banks.

     SUBPART 2.2  Amendments to
Article I.  Article I of the
Existing Credit Agreement is hereby
amended by inserting, in the
alphabetically appropriate places,
the following definitions:

          "Amendment No. 1"
     means Amendment No. 1 to
     Credit Agreement, dated
     as of June 30, 1995,
     among the Borrower, the
     Agent and the Banks,
     amending this Credit
     Agreement as then in
     effect.

          "Applicable Margin" means
     (i) with respect to Revolving
     Loans consisting of Eurodollar
     Loans, 1.5%, (ii) with respect
     to Revolving Loans consisting
     of Base Rate Loans, 0.0%,
     (iii) with respect to Term
     Loans consisting of Eurodollar
     Loans, 2.5% and (iv) with
     respect to Term Loans
     consisting of Base Rate Loans,
     1.0%.

          "Long-Term Debt" means,
     at any time, any senior debt
     obligations outstanding at
     such time with a maturity more
     than one (1) year after the
     date of any determination
     hereunder.

          "Mortgage" means that
     certain Mortgage and Security
     Agreement executed by the
     Borrower in favor of the Agent
     granting the Agent a lien on
     the Borrower's home office,
     distribution center and
     property located at Hwy. 290,
     Commerce Park, 1875 East Main
     Street, Duncan, South Carolina
     29334, to secure the Revolving
     Loans and the Term Loans.

          "Notes" means the
     promissory notes of the
     Borrower evidencing the
     obligations of the Borrower to
     repay the Loan.

          "Term Loan Commitment"
     means, with respect to each
     Bank, the amount set forth
     opposite the name of such Bank
     under the heading "Term Loan
     Commitment" on the signature
     pages of Amendment No. 1.

          "Term Loan" means a
     Eurodollar Loan or a Base Rate
     Loan made under Section 2.01-
     A.

          "Term Loan Maturity Date"
     means September 30, 1998.

          "Term Notes" means
     promissory notes of the
     Borrower evidencing the
     obligations of the Borrower to
     repay the Term Loans.

     SUBPART 2.3  Additional
Amendments to Article I.  Article I
is further amended by amending in
their entirety the following
definitions so that such
definitions now read as follows:

          "Commitment" means, with
     respect to each Bank, the
     Revolving Loan Commitment, the
     Term Loan Commitment and the
     Letter of Credit Commitment of
     such Bank.

          "Consolidated
     Capitalization" means, at any
     time, the sum of (a)
     stockholders' equity of the
     Borrower and its Consolidated
     Subsidiaries at such time,
     determined in accordance with
     generally accepted accounting
     principles applied on a
     consistent basis, with no
     upward adjustments due to a
     revaluation of assets plus (b)
     Consolidated Funded
     Indebtedness plus (c)
     Capitalized Operating Lease
     Obligations of the Borrower
     and its Subsidiaries.

          "Consolidated Funded
     Indebtedness" means, without
     duplication, all Long-Term
     Debt of the Borrower and its
     Subsidiaries plus the least
     amount of outstanding
     Revolving Loans of the
     Borrower and its Subsidiaries
     over the last six months
     sustained for a 30 day period.

          "Consolidated Leverage
     Ratio" means the ratio of (x)
     the sum of (1) Consolidated
     Funded Indebtedness plus (2)
     all Capitalized Operating
     Lease Obligations of the
     Borrower and its Subsidiaries
     to (y) Consolidated
     Capitalization.

          "Financing Documents"
     means the Credit Agreement,
     the Notes, the Mortgage and
     the Subsidiary Guarantee, in
     each case as amended, and in
     effect from time to time.

          "Interest Period" means,
     with respect to each
     Eurodollar Loan, a period
     commencing on the date of
     Borrowing specified in the
     applicable Notice of Borrowing
     or on the date specified in
     the applicable Notice of
     Interest Rate Election and
     ending, one, two, three or six
     months thereafter, as the
     Borrower may elect in the
     applicable Notice; provided
     that:

          (i)  any Interest Period
     which would otherwise end on a
     day which is not a Eurodollar
     Business Day shall be extended
     to the next succeeding
     Eurodollar Business Day unless
     such Eurodollar Business Day
     falls in another calendar
     month, in which case such
     Interest Period shall end on
     the next preceding Eurodollar
     Business Day;

         (ii)  any Interest Period
     which begins on the last
     Eurodollar Business Day of a
     calendar month (or on a day
     for which there is no
     numerically corresponding day
     in the calendar month at the
     end of such Interest Period)
     shall end on the last
     Eurodollar Business Day of a
     calendar month;

        (iii)  any Interest Period
     with respect to a Revolving
     Loan that would otherwise
     extend beyond the Termination
     Date shall end on the
     Termination Date; and

         (iv)  any Interest Period
     with respect to a Term Loan
     that would otherwise extend
     beyond the Term Loan Maturity
     Date shall end on the Term
     Loan Maturity Date.

          "Revolving Loan
     Commitment" means, with
     respect to each Bank, the
     amount set forth opposite the
     name of such Bank under the
     heading "Revolving Loan
     Commitment" on the signature
     pages of Amendment No. 1, as
     such amount may be reduced
     from time to time pursuant to
     Section 2.06.

     SUBPART 2.4  Amendments to
Article II.  Section 2.01-A is
added to the Existing Credit
Agreement as follows:

          SECTION 2.01-A  Term
     Loan.  Each Bank severally
     agrees, on the terms and
     conditions set forth in this
     Credit Agreement (including
     the conditions set forth in
     Section 3.03 hereof) and in
     reliance on the
     representations and warranties
     set forth herein, to make a
     Term Loan to the Borrower on
     June 30, 1995 in the amount of
     its Term Loan Commitment.  The
     amount of the Term Loans
     repaid or prepaid from time to
     time may not be reborrowed.

     SUBPART 2.5.  Amendments to
Section 2.03(a).  Section 2.03(a)
is amended by adding the following
sentence thereto:

          The Term Loan of each
     Bank shall be evidenced by one
     Term Note payable to the order
     of such Bank for the account
     of its Applicable Lending
     Office in an amount equal to
     the aggregate unpaid principal
     amount of such Bank's Term
     Loan.

     SUBPART 2.6.  Additional
Amendments to Article II.  Article
II is further amended by adding the
following Section 2.04-A thereto:

          SECTION 2.04-A  Repayment
     of Term Loans.  The
     outstanding principal balance
     of the Term Loans shall be
     payable in 12 consecutive
     quarterly installments each in
     the amount of $500,000 on the
     last day of each March, June,
     September and December
     commencing December 31, 1995.
     Each repayment pursuant to
     this Section 2.05(b) shall be
     applied ratably to payment of
     the Term Loans of the several
     Banks in proportion to the
     aggregate outstanding
     principal amounts of their
     Term Loans.

     SUBPART 2.7.  Amendments to
Section 2.05.  Section 2.05 is
amended in its entirety so that
such Section now reads as follows:

          SECTION 2.05  Interest
     Rates.

          (a)  Each Base Rate Loan
     shall bear interest on the
     outstanding principal amount
     thereof, for each day from the
     date such Loan is made until
     it becomes due, at a rate
     equal to the Base Rate for
     such day plus the Applicable
     Margin.  Such interest shall
     be payable quarterly in
     arrears on the last day of
     each Quarterly Period.  Any
     overdue principal of or
     interest on any Base Rate Loan
     shall bear interest, payable
     on demand, for each day until
     paid at a rate per annum equal
     to the sum of 2.000% plus the
     rate otherwise applicable to
     Base Rate Loans for such day.

          (b)  Each Eurodollar Loan
     shall bear interest on the
     outstanding principal amount
     thereof, for the Interest
     Period applicable thereto, at
     a rate equal to the Adjusted
     Eurodollar Rate for such
     Interest Period plus the
     Applicable Margin.  Such
     interest shall be payable for
     each interest period on the
     last day thereof and, if such
     Interest Period is longer than
     3 months, at intervals of 3
     months after the first day
     thereof.  Any overdue
     principal of or interest on
     any Eurodollar Loan shall bear
     interest, payable on demand,
     for each day until paid at a
     rate per annum equal to the
     sum of 2.000% plus (i) for
     each day during any Interest
     Period applicable to such
     Eurodollar Loan, the rate
     applicable to such Eurodollar
     Loan for such day, and (ii)
     for each day after the end of
     such Interest Period, the sum
     of 2.000% plus the rate
     applicable to Base Rate Loans
     for such day.

          (c)  The Agent shall
     determine each interest rate
     applicable to the Loans
     hereunder.  The Agent shall
     give prompt notice to the
     Borrower and the Banks by
     facsimile, telex or cable of
     each rate of interest so
     determined, and its
     determination thereof shall be
     conclusive in the absence of
     manifest error.

     SUBPART 2.8.  Amendments to
Section 2.07.  Section 2.07 is
amended by adding the following
subsection (iii) thereto:

          (iii)  Partial
     prepayments of the Term Loans
     shall be applied to principal
     installments in the inverse
     order of maturities.

     SUBPART 2.9.  Amendments to
Section 2.13(a).  Section 2.13(a)
is amended by adding the following
sentence thereto:

          The Letters of Credit
     shall consist of documentary
     letters of credit.

     SUBPART 2.10.  Amendments to
Section 5.07.  Section 5.07 is
amended in its entirety so that
such Section now reads as follows:

          SECTION 5.07  Limitation
     on Debt.  Except for existing
     Debt as set forth on Schedule
     5.07, the Borrower will not
     nor will it permit any of its
     Subsidiaries to incur or at
     any time be liable with
     respect to any Debt other than
     (i) Debt in favor of the Banks
     hereunder and (ii) capitalized
     lease indebtedness (related to
     assets other than store
     fixtures and equipment) so
     long as the aggregate amount
     of such capitalized lease
     indebtedness does not exceed
     $2,500,000 at any time
     outstanding.

     SUBPART 2.11.  Amendments to
Section 5.08(g).  Section 5.08(g)
is amended in its entirety so that
such Section now reads as follows:

          (g)(i)  leasehold
     interests in assets subject to
     operating leases and (ii)
     leasehold interests in assets
     subject to capital leases
     permitted by Section 5.07.

     SUBPART 2.12.  Amendments to
Section 5.18.  Section 5.18 is
amended in its entirety so that
such Section now reads as follows:

          SECTION 5.18
     Consolidated Fixed Charge
     Coverage Ratio.  The Borrower
     will maintain a Consolidated
     Fixed Charge Coverage Ratio of
     at least the following amounts
     as of the last day of the
     following fiscal quarters:
/table
[S]       [C]                                [C]
          Fiscal Quarter Ending              Required Ratio


           July 1, 1995                        0.80 to 1.0
           September 30, 1995                  0.90 to 1.0
           December 31, 1995                   1.00 to 1.0
           March 31, 1996                      1.10 to 1.0
           June 30, 1996                       1.10 to 1.0
           September 30, 1996                  1.10 to 1.0
           December 31, 1996 and               1.20 to 1.0
           each fiscal quarter ending
           thereafter
\table

     SUBPART 2.13.  Amendments to Section
5.20.  Section 5.20 is amended in its
entirety so that such Section now reads as follows:

          SECTION 5.20  Consolidated
     Tangible Net Worth.  The Borrower
     shall maintain Consolidated Tangible
     Net Worth as of the last day of each
     fiscal year (commencing with the
     fiscal year ending December 31, 1994)
     in an amount at least equal to
     $41,000,000.00; provided, however,
     the amount of Consolidated Tangible
     Net Worth required by this Section
     5.20 shall be increased on the last
     day of each fiscal year (commencing
     with the fiscal year ending December
     31, 1995) by an amount equal to 50%
     of the consolidated net income of the
     Borrower and its Subsidiaries for
     such fiscal year; provided further,
     the amount of Consolidated Tangible
     Net Worth required by this Section
     5.20 shall be further increased on
     the date the Borrower raises any
     additional equity by an amount equal
     to 100% of the net proceeds received
     by the Borrower on account of such
     equity.

     SUBPART 2.14.  Additional Amendments
to Article V.  Article V is further
amended by adding the following Section
5.21 thereto:

          SECTION 5.21  Capital
     Expenditures.  Until such time as the
     Term Loans have been repaid in full,
     the Borrower will not, nor will it
     permit any of its Subsidiaries to,
     make (i) aggregate capital
     expenditures in excess of the
     following amounts during the
     following periods:

          Period                             Maximum Amount

     the period commencing on                aggregate depreciation
     July 2, 1995 through                    and amortization during such
     December 31, 1995                       period

     the period commencing on                aggregate depreciation
     July 2, 1995 through                    and amortization during such
     March 30, 1996                          period

     each period comprised of four           aggregate depreciation
     consecutive fiscal quarterly            and amortization during each
     commencing with such                    such period
     period for the four consecutive
     fiscal quarterly periods ending
     as of the last date of the second
     fiscal quarter of fiscal year
     1996

     The following capital expenditures
shall not be counted when computing the
foregoing limitations:

          (i)  capital assets financed
     with the proceeds of the capitalized
     lease indebtedness permitted by
     Section 5.07(ii) hereof are not
     deemed to be capital expenditures;

         (ii)   capital expenditures
     incurred in connection with purchases
     and subsequent sale-leasebacks of up
     to $1,500,000.00 of distribution
     center racks, conveyors, materials
     handling equipment, computers and
     communication equipment utilized in
     connection with the Borrower's
     distribution center; and

        (iii)  capital expenditures of up
     to $500,000.00 made subsequent to the
     date of Amendment No. 1 for purposes
     of completing the current expansion
     to the Borrower's plant and
     distribution facility.


                  PART III
         CONDITIONS TO EFFECTIVENESS

     SUBPART 3.1.  Amendment No. 1
Effective Date. This Amendment shall be and become effective on such date (the
"Amendment No. 1 Effective Date") on or
prior to June 30, 1995, when all of the
conditions set forth in this Subpart 3.1 shall have been satisfied, and thereafter, this Amendment shall be known, and may be referred to, as "Amendment No. 1."

     SUBPART 3.1.1.  Execution of
Counterparts.  The Agent shall have
received counterparts of this Amendment, each of which shall have been duly executed on behalf of the Borrower, the Agent and each Bank.

     SUBPART 3.1.2.  Consent.  The Agent
shall have received, from each person
listed on the signature pages of the
Consent attached hereto as Appendix A, an executed copy of such Consent.

     SUBPART 3.1.3.  Certified
Resolutions.  The Agent shall have
received resolutions of the Board of
Directors of the Borrower authorizing this Amendment No. 1, such resolutions to be certified by the Secretary or Assistant
Secretary of the Borrower.

     SUBPART 3.1.4.  Notes, Mortgage.  The
Agent shall have received the Notes and
the Mortgage which shall have been duly
executed on behalf of the Borrower.  The
Agent shall also have received all
documents requested by the Agent in
connection with the Mortgage including,
without limitation, a title insurance
commitment, a survey and flood hazard
evidence, in each case satisfactory to the Agent.

     SUBPART 3.1.5.  Legal Details, Etc.
All documents executed or submitted
pursuant hereto shall be satisfactory in form and substance to the Agent and its counsel. The Agent and its counsel shall have received all information, and such counterpart originals or such certified or other copies of such originals, as the Agent may reasonably request, and all legal matters incident to the transactions contemplated by this Amendment shall be satisfactory to the Agent. In addition, the Agent shall have received such other agreements, documents or instruments as it may from time to time reasonably request.


                   PART IV
                MISCELLANEOUS

     SUBPART 4.1  Cross-References.
References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

     SUBPART 4.2  Instrument Pursuant to
Existing Credit Agreement. This Amendment is a document executed pursuant to the Existing Credit Agreement and shall
(unless otherwise expressly indicated
therein) be construed, administered and
applied in accordance with the terms and provisions of the Existing Credit
Agreement.

     SUBPART 4.3  Notes and Financing
Documents. The Borrower hereby confirms and agrees that the Notes and the other
Financing  Documents are, and shall
continue to be, in full force and effect, and hereby ratifies and confirms in all respects its obligations thereunder, except that, upon the effectiveness of, and on and after the date of, this Amendment, all references in each Note and each Financing Document to the "Credit
Agreement", "thereunder", "thereof" or
words of like import referring to the
Existing Credit Agreement shall mean the Amended Credit Agreement.

     SUBPART 4.4  Counterparts,
Effectiveness, Etc. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     SUBPART 4.5  Governing Law; Entire
Agreement.  THIS AMENDMENT SHALL BE DEEMED
TO BE A CONTRACT MADE UNDER AND GOVERNED
BY THE INTERNAL LAWS OF THE STATE OF NORTH
CAROLINA WITHOUT GIVING EFFECT TO THE
CONFLICT OF LAW PRINCIPLES THEREOF.

     SUBPART 4.6  Successors and Assigns.
This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
     IN WITNESS WHEREOF, the parties
hereto have caused this Amendment to be
executed by their respective duly
authorized officers as of the day and year first above written.

                              ONE PRICE CLOTHING STORES, INC.
ATTEST:

By   /s/Diane O'Bryant        By  /s/Stephen A. Feldman

Title Assistant Secretary     Title Chief Financial Officer
     (Corporate Seal)


                              NATIONSBANK, N.A. (CAROLINAS),
                               in its individual
                               capacity and as Agent


                              By   /s/ Loy Thompson
                              TitleSenior Vice President


Revolving Loan Commitment:    $11,875,000.00
Term Loan Commitment:         $ 3,750,000.00
Letter of Credit Commitment:  $ 9,375,000.00
Commitment Percentage:        62.5%


                              CORESTATES BANK


                              By  /s/James Richards

                              Title  Vice President


Revolving Loan Commitment:    $ 7,125,000.00
Term Loan Commitment:         $ 2,250,000.00
Letter of Credit Commitment:  $ 5,625,000.00
Commitment Percentage:        37.5%

                   CONSENT


     This Consent (this "Consent"), dated
as of June 30, 1995, is delivered in
connection with Amendment No. 1 to Credit
Agreement, dated as of the date hereof
("Amendment No. 1)", among ONE PRICE
CLOTHING STORES, INC., the various banks parties thereto (the "Banks") and
NationsBank, N.A. (Carolinas), as Agent
(the "Agent"). Unless otherwise defined, terms used herein have the meanings provided in the Existing Credit Agreement
(as defined in Amendment No. 1) as amended by Amendment No. 1 (such agreement, as so amended, being the "Amended Credit
Agreement").

     The undersigned, as party to the
Subsidiary Guarantee, hereby acknowledges the execution and delivery of Amendment
No. 1, and hereby confirms and agrees that the Subsidiary Guarantee is, and shall continue to be, in full force and effect, and hereby ratifies and confirms in all respects its obligations thereunder, except that, upon the effectiveness of, and on and after the date of, Amendment
No. 1, all references in the Subsidiary
Guaranty to the "Credit Agreement,"
"thereunder," "thereof" or words of like import referring to the Existing Credit
Agreement shall mean the Amended Credit
Agreement.

                         ONE PRICE CLOTHING OF PUERTO
                           RICO, INC.


                         By  /s/Stephen A. Feldman

                         Title Chief Financial Officer

                  PROMISSORY NOTE



                                 June 30, 1995

     For value received, ONE PRICE
CLOTHING STORES, INC., a Delaware
corporation (the "Borrower"), promises to pay to the order of CoreStates Bank (the
"Bank"), the unpaid principal amount of
each Revolving Loan ("Revolving Loans")
made by the Bank to the Borrower pursuant to the Credit Agreement (hereinafter defined). Each such Revolving Loan shall be payable on the Termination Date provided for in the Credit Agreement. The
Borrower promises to pay interest on the unpaid principal amount of each such Revolving Loan on the dates and at the rate or rates provided for in the Credit
Agreement. All such payments of principal and interest shall be made in United
States Dollars in immediately available
funds at the offices of NationsBank, N.A.
(Carolinas) in Charlotte, North Carolina.

     All Revolving Loans made by the Bank
to the Borrower and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, appropriate notations to evidence the foregoing information with respect to each such Revolving Loan then outstanding shall be endorsed by the Bank on the schedule attached to and made a part hereof;
provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit
Agreement.

     This promissory note is one of the
Notes referred to in the Credit Agreement dated as of March 17, 1995, as amended
June 30, 1995, among the Borrower, the
banks party thereto and NationsBank, N.A.
(Carolinas) as Agent (as the same may be amended from time to time, the "Credit
Agreement").  Terms defined in the Credit
Agreement are used herein with the same
meanings.  Reference is made to the Credit
Agreement for provisions for the
prepayment hereof and the acceleration of the maturity hereof. All of the terms, conditions and covenants of the Credit
Agreement are hereby expressly made a part of this promissory note by reference in the same manner and with the same effect as if set forth herein at length and any holder of this promissory note is entitled to the benefits of and remedies provided in the Credit Agreement.

                                   ONE PRICE CLOTHING STORES, INC.
ATTEST:

By:   /s/Diane O'Bryant            By:   /s/Stephen A. Feldman
Title:Assistant Secretary          Title:Chief Financial Officer
        (Corporate Seal)


                         Promissory Note (cont'd)

                 REVOLVING LOANS AND PAYMENTS OF PRINCIPAL

_________________________________________________________________
                                Amount of
               Amount of        Principal         Notation
     Date     Revolving Loan     Repaid           Made By

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

               PROMISSORY NOTE


                        June 30, 1995

     For value received, ONE PRICE
CLOTHING STORES, INC., a Delaware
corporation (the "Borrower"), promises to pay to the order of NationsBank, N.A.
(Carolinas) (the "Bank"), the unpaid
principal amount of each Revolving Loan
("Revolving Loans") made by the Bank to
the Borrower pursuant to the Credit
Agreement (hereinafter defined).  Each
such Revolving Loan shall be payable on
the Termination Date provided for in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of each such Revolving Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in United States Dollars in immediately available funds at the offices of NationsBank, N.A. (Carolinas) in
Charlotte, North Carolina.

     All Revolving Loans made by the Bank
to the Borrower and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, appropriate notations to evidence the foregoing information with respect to each such Revolving Loan then outstanding shall be endorsed by the Bank on the schedule attached to and made a part hereof;
provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit
Agreement.

     This promissory note is one of the
Notes referred to in the Credit Agreement dated as of March 17, 1995, as amended
June 30, 1995, among the Borrower, the
banks party thereto and NationsBank, N.A.
(Carolinas) as Agent (as the same may be amended from time to time, the "Credit
Agreement").  Terms defined in the Credit
Agreement are used herein with the same
meanings.  Reference is made to the Credit
Agreement for provisions for the
prepayment hereof and the acceleration of the maturity hereof. All of the terms, conditions and covenants of the Credit
Agreement are hereby expressly made a part of this promissory note by reference in the same manner and with the same effect as if set forth herein at length and any holder of this promissory note is entitled to the benefits of and remedies provided in the Credit Agreement.

                                   ONE PRICE CLOTHING STORES, INC.
ATTEST:

By:  /s/ Diane O'Bryant            By:/s/ Stephen A. Feldman

Title:Assistant Secretary          Title:Chief Financial Officer
        (Corporate Seal)


                         Promissory Note (cont'd)

                 REVOLVING LOANS AND PAYMENTS OF PRINCIPAL

_________________________________________________________________
                                 Amount of
               Amount of         Principal         Notation
     Date     Revolving Loan       Repaid          Made By

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________


               PROMISSORY NOTE

                               June 30, 1995

     For value received, ONE PRICE
CLOTHING STORES, INC., a Delaware
corporation (the "Borrower"), promises to pay to the order of NationsBank, N.A.
(Carolinas) (the "Bank"), the unpaid
principal amount of the term loan (the
"Term Loan") made by the Bank to the
Borrower pursuant to the Credit Agreement
(hereinafter defined).  Such Term Loan
shall be payable on the dates set forth in
Section 2.04-A of the Credit Agreement.
The Borrower promises to pay interest on the unpaid principal amount of the Term
Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in United States Dollars in immediately available funds at the offices of NationsBank, N.A. (Carolinas) in
Charlotte, North Carolina.

     This promissory note is one of the
Notes referred to in the Credit Agreement dated as of March 17, 1995, as amended
June 30, 1995, among the Borrower, the
banks party thereto and NationsBank, N.A.
(Carolinas) as Agent (as the same may be amended from time to time, the "Credit
Agreement").  Terms defined in the Credit
Agreement are used herein with the same
meanings.  Reference is made to the Credit
Agreement for provisions for the
prepayment hereof and the acceleration of the maturity hereof. All of the terms, conditions and covenants of the Credit
Agreement are hereby expressly made a part of this promissory note by reference in the same manner and with the same effect as if set forth herein at length and any holder of this promissory note is entitled to the benefits of and remedies provided in the Credit Agreement.

                                   ONE PRICE CLOTHING STORES, INC.
ATTEST:

By:/s/ Diane O'Bryant              By:/s/ Stephen A. Feldman

Title:Assistant Secretary          Title:Chief Financial Officer
        (Corporate Seal)

               PROMISSORY NOTE




                         June 30, 1995

     For value received, ONE PRICE
CLOTHING STORES, INC., a Delaware
corporation (the "Borrower"), promises to pay to the order of CoreStates Bank (the
"Bank"), the unpaid principal amount of
the term loan (the "Term Loan") made by
the Bank to the Borrower pursuant to the Credit Agreement (hereinafter defined).
Such Term Loan shall be payable on the
dates set forth in Section 2.04-A of the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of the Term Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in United States Dollars in immediately available funds at the offices of NationsBank, N.A. (Carolinas) in
Charlotte, North Carolina.

     This promissory note is one of the
Notes referred to in the Credit Agreement dated as of March 17, 1995, as amended
June 30, 1995, among the Borrower, the
banks party thereto and NationsBank, N.A.
(Carolinas) as Agent (as the same may be amended from time to time, the "Credit
Agreement").  Terms defined in the Credit
Agreement are used herein with the same
meanings.  Reference is made to the Credit
Agreement for provisions for the
prepayment hereof and the acceleration of the maturity hereof. All of the terms, conditions and covenants of the Credit
Agreement are hereby expressly made a part of this promissory note by reference in the same manner and with the same effect as if set forth herein at length and any holder of this promissory note is entitled to the benefits of and remedies provided in the Credit Agreement.

                                   ONE PRICE CLOTHING STORES, INC.
ATTEST:

By:  /s/Diane O'Bryant                  By:/s/Stephen A. Feldman

Title:Assistant Secretary          Title:Chief Financial Officer
        (Corporate Seal)

Drawn By and Return To:
Moore & Van Allen (CCK)
NationsBank Corporate Center
100 North Tryon Street, Floor 47
Charlotte, North Carolina  28202-4003

STATE OF SOUTH CAROLINA                        MORTGAGE
                                                  AND
COUNTY OF Spartanburg                      SECURITY AGREEMENT

     COLLATERAL IS OR INCLUDES FIXTURES

     THIS MORTGAGE AND SECURITY AGREEMENT
(the "Mortgage") is made and entered into as of the 30th day of June, 1995, by

     ONE PRICE CLOTHING STORES, INC., a
Delaware corporation (the "Borrower"); and extended to

     NATIONSBANK, N.A. (CAROLINAS), a
national banking association organized and existing under the laws of the United
States, having its principal office in
Charlotte, North Carolina, as Agent for
the Banks under the Credit Agreement
hereinafter defined (in its capacity as
Agent hereunder, together with any
successor in such capacity, hereinafter
the "Agent").


            W I T N E S S E T H:


     In consideration of the indebtedness
herein recited and for better securing the payment thereof, and in consideration of $10.00 in hand well and truly paid by the Agent to the Borrower before the sealing and delivery of these presents, the receipt and sufficiency of which are hereby acknowledged, the Borrower has granted, bargained, sold, released and conveyed and by these presents does irrevocably grant, bargain, sell, release and convey to the Agent and the Agent's successors and assigns, all of the following described land, real property interests, buildings, improvements and fixtures:

          (a)  All that tract or
     parcel of land and other real
     property interests in
     Spartanburg County, South
     Carolina more particularly
     described in Exhibit A attached
     hereto and made a part hereof
     (the "Land"), together with all
     privileges, hereditaments,
     easements and appurtenances
     thereunto; and

          (b)  All buildings and
     improvements of every kind and
     description now or hereafter erected
     or placed on the aforesaid land (the
     "Improvements") and all materials
     intended for construction,
     reconstruction, alteration and repair
     of such Improvements now or hereafter
     erected thereon, all of which
     materials shall be deemed to be
     included within the premises hereby
     conveyed immediately upon the
     delivery thereof to the aforesaid
     Land, and all fixtures now or
     hereafter owned by the Borrower and
     attached to or contained in and used
     in connection with the aforesaid Land
     and Improvements including, but not
     limited to, all plumbing, heating,
     lighting, ventilating,  incinerating,
     air conditioning and sprinkler
     equipment and fixtures and
     appurtenances thereto and all
     renewals or replacements thereof or
     articles in substitution thereof,
     whether or not the same are or shall
     be attached to the Land and
     Improvements in any manner but
     excluding all racks, conveyors, lifts
     and other materials handling
     equipment (the "Fixtures" --
     hereinafter the Land, the
     Improvements and the Fixtures are
     referred to collectively as the
     "Premises");

     And, as additional security for said
indebtedness, the Borrower hereby
conditionally assigns to the Agent all the security deposits, rents, issues, profits and revenues of the Premises from time to time accruing (the "Rents and Profits"), reserving only the right to the Borrower to collect the same as long as there shall exist no Event of Default (as defined in Article III).

     As additional collateral and further
security for the indebtedness, the
Borrower does hereby assign to the Agent and grants to the Agent a security interest in all of the right, title and the interest of the Borrower in and to any and all of the following contracts only to the extent such contracts are with parties who have not guaranteed the indebtedness secured hereby: any and all leases
(including equipment leases), rental
agreements, management contracts,
franchise agreements, construction
contracts, architects' contracts,
technical services agreements, or other
contracts, licenses and permits now or
hereafter affecting the Premises (the
"Intangible Personalty") or any part
thereof, and the Borrower agrees to
execute and deliver to the Agent such
additional instruments, in form and
substance satisfactory to the Bank, as may hereafter be requested by the Agent to evidence and confirm said assignment;
provided, however, that acceptance of any such assignment shall not be construed as a consent by the Bank to any lease, rental agreement, management contract, franchise agreement, construction contract, technical services agreement or other contract, license or permit, or to impose upon the Bank any obligation with respect thereto.

     TO HAVE AND TO HOLD all and singular
the Premises, the Rents and Profits and
the Intangible Personalty unto Agent and the Agent's successors and assigns forever to secure the indebtedness herein recited.

     All the Fixtures which comprise a
part of the Premises shall, as far as
permitted by law, be deemed to be affixed to the aforesaid Land and conveyed therewith. As to the balance of the Fixtures and the Intangible Personalty, this Mortgage shall be considered to be a security agreement which creates a security interest in such items for the benefit of the Agent. In that regard, the Borrower grants to the Agent all of the rights and remedies of a secured party under the South Carolina Uniform
Commercial Code.

     The Borrower and the Agent covenant,
represent and agree as follows:


                  ARTICLE I

            Indebtedness Secured

     1.1  Obligations Secured.  The
indebtedness secured by this Mortgage is the result of term loans of $6,000,000 and revolving loans of up to $19,000,000 (the
"Loans") to be made to the Borrower
pursuant to the terms of that certain
Credit Agreement dated as March 17, 1995, as amended as of June 30, 1995, among the Borrower, the banks party thereto from time to time (the "Banks") and the Agent
(as amended, modified, extended, renewed or replaced from time to time, the "Credit
Agreement"; terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement) and as evidenced by those revolving credit promissory notes of the Borrower (as referenced and defined in the Credit
Agreement, as amended, modified,
supplemented, extended, renewed or
replaced from time to time, the "Revolving
Notes") and those term loan promissory
notes of the Borrower (as referenced in
the Credit Agreement, as amended,
modified, supplemented, extended, renewed or replaced from time to time, the "Term
Notes") (hereinafter the Revolving Notes and the Term Notes may be referred to the "Debt Instruments").

     1.2  Amount Secured.  This Mortgage
secures all present and future loan
disbursements made pursuant to the Credit
Agreement, and all other indebtedness and obligations from time to time owing by the Borrower under the Credit Agreement or otherwise; provided, however, this
Mortgage shall not secure the obligation of the Borrower to reimburse the Agent and the Banks for letters of credit issued on the application of the Borrower pursuant to the Credit Agreement. The amount of all indebtedness and obligations which may be secured hereby at any one time is $35,000,000. The time period within which such future disbursements are to be made is the period between the date hereof and the date fifteen (15) years from the date hereof.


                 ARTICLE II

  Borrower's Covenants, Representations and
Agreements

     2.1  Title to Property.  The Borrower
represents and warrants that it is seized of the Land, the Improvements (and any fixtures) and the Fixtures in fee (and has title to any appurtenant easements) and has the right to encumber and convey the same, that title to such property is free and clear of all encumbrances except for the matters shown on the title insurance policy accepted by the Agent in connection with this Mortgage (the "Permitted
Encumbrances"), and that it will warrant and defend the title to such property except for the Permitted Encumbrances against the claims of all persons or parties. As to the balance of the Premises, the Rents and Profits and the Intangible Personalty, the Borrower represents and warrants that it has title to such property, that it has the right to encumber and convey such property and that it will warrant and defend such property against the claims of all persons or parties.

     2.2  Taxes and Fees.  The Borrower
will pay as they become due all taxes,
general and special assessments, insurance premiums, permit fees, inspection fees, user fees, license fees, water and sewer charges, franchise fees and equipment rents against it or the Premises, and the Borrower, upon request of the Agent, will submit to the Bank receipts evidencing said payments.

     2.3  Reimbursement.  The Borrower
agrees that if it shall fail to pay when due any tax, assessment or charge levied or assessed against the Premises or any utility charge, whether public or private, or any insurance premium or if it shall fail to procure the insurance coverage and the delivery of the insurance certificates required hereunder, or if it shall fail to pay any other charge, fee or expense described in Sections 2.3, 2.6 or 2.8, then the Agent, at its option, may pay or procure the same. The Borrower will reimburse the Agent upon demand for any sums of money paid by the Agent pursuant to this Section, together with interest on each such payment at the rate set forth in the Credit Agreement and all such sums and interest thereon shall be secured hereby.

     2.4  Additional Documents.  The
Borrower agrees to execute and deliver to the Agent, concurrently with the execution of this Mortgage and upon the request of the Agent from time to time hereafter, all financing statements and other documents reasonably required to perfect and maintain the security interest created hereby. The Borrower hereby irrevocably
(as long as the Loans remain unpaid)
makes, constitutes and appoints the Agent as the true and lawful attorney of the Borrower (such appointment being coupled with an interest) to sign the name of the Borrower (after the Borrower has failed or refused to timely execute such documents upon request of the Agent) on any financing statement, continuation of financing statement or similar document required to perfect or continue such security interests.

     2.5  Sale or Encumbrance.  The
Borrower will not sell, encumber or
otherwise dispose of any of the Fixtures except to incorporate such into the Improvements or replace such with goods of quality and value at least equal to that replaced.

     2.6  Fees and Expenses.  The Borrower
will pay or reimburse, or cause the
Borrower to pay or reimburse, the Agent
for all reasonable documented attorneys' fees, costs and expenses incurred by the Agent in any action, legal proceeding or dispute of any kind which affects the Loans, the interest created herein, the Premises, the Rents and Profits, Fixtures or the Intangible Personalty, including but not limited to, any foreclosure of this Mortgage, enforcement of payment of the Debt Instruments, any condemnation action involving the Premises or any action to protect the security hereof.
Any such amounts paid by the Agent shall be due and payable upon demand and shall be secured hereby.

     2.7  Leases and Other Agreements.
Without first obtaining on each occasion the written approval of the Agent, the Borrower shall not, except as permitted by the Credit Agreement, enter into, cancel, surrender or modify or permit the cancellation of any lease (including any equipment lease but excluding any capital lease permitted by Section 5.07(ii) of the Credit Agreement), rental agreement, management contract, franchise agreement, construction contract, technical services agreement or other contract, license or permit now or hereafter affecting the Premises and involving more than
$100,000.00, or modify any of said
instruments, or accept or permit to be
made, any prepayment of any installment of rent or fees thereunder. Certified copies of each such approved lease or other agreement shall be submitted to the Agent as soon as possible. The Borrower shall faithfully keep and perform, or cause to be kept and performed, all of the covenants, conditions, and agreements contained in each of said instruments, now or hereafter existing, on the part of the Borrower to be kept and performed
(including performance of all covenants to be performed under any and all leases of the Premises or any part thereof) and shall at all times do all things necessary and appropriate to compel performance by each other party to said instruments of all obligations, covenants and agreements by such other party to be performed thereunder.

     2.8  Maintenance of Premises.  The
Borrower will abstain from and will not
permit the commission of waste in or about the Premises and will maintain, or cause to be maintained, the Premises in good condition and repair, reasonable wear and tear excepted.

     2.9  Insurance.

          (a)  Liability:  The
     Borrower covenants to maintain
     or cause to be maintained,
     general accident and public
     liability insurance against all
     claims for bodily injury, death
     or property damage occurring
     upon, in or about any part of
     the Premises.  The policies must
     be from companies and in amounts
     satisfactory to the Agent.

          (b)  Hazard:  The Borrower
     covenants to maintain or cause
     to be maintained at all times
     hazard insurance on the
     Premises.  The policy must be
     from a company reasonably
     satisfactory to Agent, must be
     in an amount satisfactory to the
     Agent, can only include
     co-insurance provisions
     satisfactory to the Agent, must
     include provisions for a minimum
     30-day advance written notice to
     the Agent of any intended policy
     cancellation or non-renewal, and
     must designate the Agent as
     mortgagee and loss payee in a
     standard mortgagee endorsement,
     as its interest may appear.

          (c)  Flood:  If any part of
     the Improvements is located in
     an area having "special flood
     hazards" as defined in the
     Federal Flood Disaster
     Protection Act of 1973, a flood
     insurance policy naming the
     Agent as mortgagee must be
     submitted to the Agent.  The
     policy must be from a company
     and in an amount satisfactory to
     the Bank and must include
     provisions for a minimum 30-day
     advance written notice to the
     Agent of any intended policy
     cancellation or non-renewal.

          (d)  Delivery of Policies
     and Renewals:  The Borrower
     agrees to deliver to the Agent,
     as additional security hereto,
     the original policies of such
     insurance or certificates of
     insurance as is required by the
     Agent pursuant to subsections
     (a), (b) and (c) hereof and of
     any additional insurance which
     shall be taken out upon the
     Premises while any part of the
     Loans shall remain unpaid.
     Renewals of such policies shall
     be so delivered at least ten
     (10) days before any such
     insurance shall expire.  In the
     event the Borrower fails to
     maintain insurance as required
     hereunder the Agent has the
     right to procure such insurance
     whether or not the Borrower's
     failure to maintain such
     insurance constitutes an Event
     of Default (as defined in
     Article III) or an event or
     condition which, upon the giving
     of notice or the passage of
     time, or both, would constitute
     an Event of Default.  Any
     amounts paid by the Agent for
     insurance shall be due and
     payable to the Agent upon demand
     and shall be secured by this
     Mortgage.

          (e)  Proof of Loss; Claims
     Settlement:  In the event of
     loss, the Borrower shall give
     prompt notice thereof to the
     insurance carrier and the Agent,
     and the Agent may make proof of
     loss if not made promptly by
     Borrower.  Subject to the
     provisions of subsection (f)
     below, the Agent and the
     Borrower shall jointly adjust,
     compromise and collect the
     proceeds of any insurance
     claims.

          (f)  Use of Proceeds:  The
     Borrower hereby assigns the
     proceeds of any such insurance
     policies to the Agent and hereby
     directs and authorizes each
     insurance company to make
     payment for such loss directly
     to the Agent to the extent the
     proceeds with respect to such
     loss are in excess of
     $100,000.00.  Prior to the
     occurrence of an Event of
     Default under the Credit
     Agreement, the Borrower shall
     have the right to use such
     proceeds either for restoration
     or repair of the Premises
     damaged and the Bank agrees to
     disburse such proceeds for such
     purposes.  After the occurrence
     of an Event of Default under the
     Credit Agreement, the Agent
     shall have the option to use
     such proceeds either for
     restoration or repair of the
     Premises damaged or for
     application to the indebtedness
     secured by this Mortgage.

     2.10  Eminent Domain.  The Borrower
assigns to the Agent any proceeds or
awards which may become due by reason of any condemnation or other taking for public use of the whole or any part of the Premises or any rights appurtenant thereto, and the Agent may, at its option, either apply the same to the Debt
Instruments or release the same to the
Borrower without thereby incurring any
liability to any other person.  The
Borrower agrees to execute such further
assignments and agreements as may be
reasonably required by the Agent to assure the effectiveness of this Section. In the event any governmental agency or authority shall require or commence any proceedings for the demolition of any buildings or structures comprising a part of the Premises, or shall commence any proceedings to condemn or otherwise take pursuant to the power of eminent domain a material portion of the Premises, the Borrower shall promptly notify the Agent of such requirement or commencement of proceeding (for demolition, condemnation or other taking).

     2.11  Transfer of Premises.  The
Borrower covenants and agrees with the
Agent that the Borrower shall not sell,
transfer, convey, mortgage, encumber or
otherwise dispose of the Premises, the
Rents and Profits or the Intangible
Personalty or any part thereof or any
interest therein or engage in subordinate financing with respect thereto during the term of this Mortgage without the prior written consent of the Agent [(other than as permitted in Section 5.09 of the Credit
Agreement, in which case Agent shall upon request of Borrower provide appropriate releases at the expense of the Borrower)].

     2.12  Compliance with Law.  The
Borrower will comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of the Premises
(including applicable statutes,
regulations, orders and restrictions
relating to environmental standards and
controls described in Section 2.15
hereof).

     2.13  Inspection.  The Borrower will
permit the Agent, or its agents, at all
reasonable times and with advance prior
notice to enter and pass through or over the Premises for the purpose of inspecting same; provided, however, prior to an Event of Default inspections shall be at reasonable times during the Borrower's normal business hours.

     2.14  Releases and Waivers.  The
Borrower agrees that no release by the
Agent of any portion of the Premises, the Rents and Profits or the Intangible
Personalty, no subordination of lien, no forbearance on the part of the Banks or the Agent to collect on the Loans, or any part thereof, no waiver of any right granted or remedy available to the Agent and no action taken or not taken by the Agent shall in any way have the effect of releasing the Borrower from full responsibility to the Banks and the Agent for the complete discharge of each and every of the Borrower's obligations hereunder.

     2.15  Environmental Representations
and Warranties.

          (a)  The Borrower
     represents that it is in
     material compliance with all
     federal, state, and local
     requirements relating to
     protection of health or the
     environment in connection with
     the operation of the Borrower's
     business on the Premises;

          (b)  The Borrower
     represents and warrants that
     (i) Borrower has not, and
     (ii) to the best of Borrower's
     knowledge no third party has
     disposed of Hazardous Materials
     on, under or about the Premises
     in such a manner as would give
     rise to a liability which would
     have a material adverse effect
     on the Borrower, and that to the
     best of the Borrower's
     knowledge, to the extent that
     the Borrower generated, stored
     or transported Hazardous
     Materials, such activities were
     done in such a manner as would
     not give rise to a liability for
     failure to comply with any
     applicable federal, state and
     local laws, ordinances and
     regulations which would have a
     material adverse effect on the
     Borrower.  For purposes hereof,
     "Hazardous Materials" shall be
     defined as "hazardous
     substances" or "toxic substanc-
     es" in the Comprehensive
     Environmental Response,
     Compensation and Liability Act
     of 1980, as amended, 42 U.S.C.
     section 9601 et seq.; Hazardous
     Materials Transportation Act, 42
     U.S.C. section 6901 et seq.; and those
     substances defined as "hazardous
     wastes" in any state or local
     laws, rules or regulations
     applicable to the Borrower.

          (c)  The Borrower covenants
     that it will (i) comply with or
     contest in good faith all
     statutes and governmental
     regulations, specifically
     including without limitation all
     federal, state and local
     environmental laws, rules and
     regulations, the noncompliance
     with which would have a material
     adverse effect on the financial
     condition of the Borrower; and
     (ii) pay all taxes, assessments,
     governmental charges, claims for
     labor, supplies, rent and any
     other obligation which, if
     unpaid, might become a lien
     against any of its properties
     except liabilities being
     contested in good faith and
     against which, if reasonably
     requested by the Agent, reserves
     satisfactory to the Agent will
     be established;

          (d)  The Borrower covenants
     and agrees that it will (i)
     conduct and complete all
     investigations, studies,
     sampling, and testing and all
     remedial, removal, and other
     actions necessary to clean up
     and remove all Hazardous
     Materials on, from, or affecting
     the Premises (A) in accordance
     with all applicable federal,
     state, and local laws,
     regulations, rules, and
     policies, (B) to the reasonable
     satisfaction of the Agent, and
     (C) in accordance with the
     orders and directives of all
     federal, state and local
     governmental authorities, and
     (ii) defend, indemnify, and hold
     harmless the Agent, its
     employees, agents, officers, and
     directors, from and against any
     claims, demands, penalties,
     fines, liabilities, settlements,
     damages, costs, or expenses
     (including, without limit,
     attorney and consultant fees,
     investigation and laboratory
     fees, court costs, and
     litigation expenses) of whatever
     kind of nature, known or
     unknown, contingent or
     otherwise, arising out of or in
     any way related to (A) the
     presence, disposal, release, or
     threatened release of any
     Hazardous Materials which are
     on, from, or affecting the soil,
     water, vegetation, buildings,
     personal property, persons,
     animals, or otherwise; (B) any
     personal injury (including
     wrongful death) or property
     damage (real or personal)
     arising out of or related to
     such Hazardous Materials; (C)
     any lawsuit brought or
     threatened, settlement reached,
     or government order relating to
     such Hazardous Materials, and/or
     (D) any violation of laws,
     orders, regulations,
     requirements, or demands of
     government authorities, or any
     policies or requirements of the
     Agent, which are based upon or
     in any way related to such
     Hazardous Materials; provided,
     however, the foregoing indemnity
     shall not be applicable to
     liabilities incurred by the
     Agent as a result of the Agent's
     actions..

     2.16  Environmental Assessments.
Upon the reasonable request of the Agent, provide the Agent (at the Borrower's expense) with a current environmental assessment of the Premises within a reasonable time after such request. Such assessment shall be in a form reasonably satisfactory to the Agent and from an environmental engineer or consultant satisfactory to the Agent. If the Agent requests any such environmental assessment on account of a directive received by any governmental agency having regulatory authority over the Agent, the Borrower agrees that such request shall be deemed to be reasonable.

     2.17  Appraisals.  Upon the
reasonable request of the Agent, provide the Agent (at the Borrower's expense) with a current appraisal of the Premises within a reasonable time after such request.
Such appraisal shall be by a qualified
appraiser reasonably satisfactory to the
Agent and must be reasonably satisfactory to the Agent in form and substance. If the Agent requests any such appraisal on account of a directive received by any governmental agency having regulatory authority over the Agent, the Borrower agrees that such request shall be deemed to be reasonable.


                 ARTICLE III

              Events of Default

     An Event of Default shall exist under
the terms of this Mortgage upon the
existence of an Event of Default under the terms of the Credit Agreement.


                 ARTICLE IV

                 Foreclosure

     4.1  Acceleration of Secured
Indebtedness; Foreclosure.  Upon the
occurrence of an Event of Default the
entire balance of the indebtedness secured hereby, including all accrued interest, shall, at the option of the Agent, become immediately due and payable. Upon failure to pay the indebtedness secured hereby in full at any stated or accelerated maturity, the Agent may foreclose the lien of this Mortgage by judicial proceeding.

     4.2  Foreclosure Expenses.  In a
judicial proceeding for foreclosure of
this Mortgage, the Agent shall be entitled to collect all expenses of foreclosure, including, but not limited to, reasonable attorneys' fees and cost of documentary evidence, abstracts and title reports, all of which shall be additional sums secured by this Mortgage.

     4.3  Proceeds of Foreclosure.  The
proceeds of any foreclosure sale of the
Premises, or such part or parts thereof or interests therein as the Agent may select, shall, subject to applicable law, be applied: FIRST, to the payment of all necessary costs and expenses incident to such foreclosure proceeding and sale, including but not limited to all reasonable attorneys' fees and legal expenses, all court costs and charges of every character, and to the payment of any other secured indebtedness, including specifically without limitation the principal, accrued interest and attorneys' fees due and unpaid on the Debt
Instruments and the amounts due and unpaid and owed to the Agent under this Mortgage, the order and manner of application to the items in this clause FIRST to be in the Agent's sole discretion; and SECOND, the remainder, if any, shall be paid to Borrower, or to Borrower's heirs, devisees, representatives, successors or assigns, or such other persons (including the holder or beneficiary of any inferior lien) as may be entitled thereto by law;
provided, however, that if the Agent is
uncertain which person or persons are so entitled, the Agent may interplead such remainder in any court of competent jurisdiction, and the amount of any attorneys' fees, court costs and expenses incurred in such action shall be a part of the secured indebtedness and shall be reimbursable (without limitation clause) from such remainder.


                  ARTICLE V

    Additional Rights and Remedies of the
Agent

     5.1  Rights Upon an Event of Default.
Upon the occurrence of an Event of
Default, the Agent, immediately and
without additional notice and without
liability therefor to the Borrower, except for gross negligence, willful misconduct or unlawful conduct, may do or cause to be done any or all of the following:
(a) take physical possession of the
Premises; (b) exercise its right to
collect the Rents and Profits; (c) enter into contracts for the completion, repair and maintenance of the Improvements thereon; (d) expend Loan funds and any rents, income and profits derived from the Premises; for payment of any taxes, insurance premiums, assessments and charges for completion, repair and maintenance of the Improvements, preservation of the lien of this Mortgage and satisfaction and fulfillment of any liabilities or obligations of the Borrower arising out of or in any way connected with the construction of Improvements on the Premises whether or not such liabilities and obligations in any way affect, or may affect, the lien of this Mortgage; (e) enter into leases demising the Premises or any part thereof; (f) take such steps to protect and enforce the specific performance of any covenant, condition or agreement in the Credit
Agreement, the Debt Instruments, this
Mortgage, or the other Financing
Documents, or to aid the execution of any power herein granted; and (g) generally, supervise, manage, and contract with reference to the Premises as if the Agent were equitable owner of the Premises.
Notwithstanding the occurrence of an Event of Default or acceleration of the Loans, the Agent shall continue to have the right to pay money, whether or not Loan funds, for the purposes described in Sections
2.2, 2.6 and 2.12 hereof, and all such
sums and interest thereon shall be secured hereby. The Borrower also agrees that any of the foregoing rights and remedies of the Agent may be exercised at any time independently of the exercise of any other such rights and remedies, and the Agent may continue to exercise any or all such rights and remedies until the Event(s) of Default are cured with the consent of the Agent or until foreclosure and the conveyance of the Premises to the high bidder or until the Loans are otherwise satisfied or paid in full.

     5.2  Appointment of Receiver.  Upon
the occurrence of an Event of Default, the Agent shall be entitled, without additional notice and without regard to the adequacy of any security for the indebtedness secured hereby or the solvency of any party bound for its payment, to seek the appointment of a receiver to take possession of and to operate the Premises, and to collect the rents, issues, profits, and income thereof, all expenses of which shall be added to the Loans and secured hereby.

     5.3  Waivers.  No waiver of any Event
of Default shall at any time thereafter be held to be a waiver of any rights of the Agent stated anywhere in the Credit
Agreement, the Debt Instruments, this
Mortgage, or any of the other Financing
Documents, nor shall any waiver of a prior
Event of Default operate to waive any
subsequent Event(s) of Default.  All
remedies provided in this Mortgage, in the Credit Agreement, the Debt Instruments and in the other Financing Documents are cumulative and may, at the election of the Agent, be exercised alternatively, successively, or in any manner and are in addition to any other rights provided by law.


                 ARTICLE VI

             General Conditions

     6.1  Terms.  The singular used herein
shall be deemed to include the plural; the masculine deemed to include the feminine and neuter; and the named parties deemed to include their heirs, successors and assigns. The term "Bank" shall include any payee of the indebtedness hereby secured or any transferee thereof whether by operation of law or otherwise.

     6.2  Notices.  All notices and other
communications required to be given
hereunder shall be effective (i) when
delivered, (ii) when transmitted via
telecopy (or other facsimile device) to
the number set out below, (iii) the
Business Day following the day on which
the same has been delivered prepaid to a reputable national overnight air courier service, or (iv) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case to the respective parties at the address or telecopy numbers set forth below, or at such other address as such party may specify by written notice to the other parties hereto.

               to the Borrower:

                    One Price Clothing Stores, Inc.
                    1875 East Main Street
                    Duncan, South Carolina  29334
                    Attention:  Chief Financial Officer
                    Phone:  (803) 433-8888
                    Fax:    (803) 433-9584


               with a copy to:

                    Wyche, Burgess, Freeman & Parham
                    44 East Camperdown Way
                    P.O. Box 728
                    Greenville, South Carolina  29602
                    Attention:  Larry D. Estridge
                    Phone:  (803) 242-8256
                    Fax:    (803) 235-8900

               to the Agent:

                    NationsBank, N.A. (Carolinas)
                    NationsBank Corporate Center
                    Charlotte, North Carolina  28255
                    Attention:  Mark D. Halmrast
                    Phone:    (704) 386-0649
                    Fax:      (704) 386-1270

     6.4  Greater Estate.  In the event
that the Borrower is the owner of a
leasehold estate with respect to any
portion of the Premises and, prior to the satisfaction of the indebtedness and the cancellation of this Mortgage of record, the Borrower obtains a fee estate in such portion of the Premises, then such fee estate shall automatically, and without further action of any kind on the part of the Borrower, be and become subject to the security lien of this Mortgage.

     6.5  Imposition of Tax.  In the event
of the passage of any state, federal,
municipal or other governmental law,
order, rule or regulation, in any manner changing or modifying the laws now in force governing the taxation of debts secured by mortgages or the manner of collecting taxes so as to affect adversely the Agent or the Banks, the Borrower will promptly pay any such tax on or before the due date thereof. In no event shall the Borrower be obligated to pay any North
Carolina intangible taxes assessed against the Agent or either of the Banks under the Credit Agreement on account of the indebtedness secured hereby or the transactions evidenced by this Mortgage or the Credit Agreement.

     6.6  Invalidation of Provisions.
Invalidation of any one or more of the
provisions of this Mortgage shall in no
way affect any of the other provisions
hereof, which shall remain in full force and effect.

     6.7  Headings.  The captions and
headings herein are inserted only as a
matter of convenience and for reference
and in no way define, limit, or describe the scope of this Mortgage nor the intent of any provision hereof.

     6.8  GOVERNING LAW.  THIS MORTGAGE
SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF
SOUTH CAROLINA.
     IN WITNESS WHEREOF, the Borrower has
executed this Mortgage under seal as of
the above written date.

                              ONE PRICE CLOTHING STORES, INC.,
                                a Delaware corporation
ATTEST:

By  /s/Diane O'Bryant         By:  /s/Stephen A. Feldman
Title  Assistant Secretary    Name: Stephen A. Feldman
     (Corporate Seal)         Title:Chief Financial Officer

WITNESSES:

/s/Deborah C. Erwin
/s/Lynde White


STATE OF South Carolina

COUNTY OF Spartanburg


     Before me, a notary public,
personally appeared Deborah C. Erwin, who
being duly sworn deposed and said that
(s)he saw the within-named ONE PRICE
CLOTHING STORES, INC., a Delaware
corporation, by   Stephen A. Feldman   ,
its Treasurer  , sign, seal and, as its
act and deed, deliver the within-written
Mortgage and Security Agreement for the
use and purposes therein mentioned and
that (s)he with   Lynde White
witnessed the execution thereof.


                  /s/Deborah C. Erwin
                    (Witness)

SWORN TO before me this  11th
day of July , 1995.

/s/Lynde S. White
Notary Public for South Carolina, State at Large
My Commission Expires:  February 17, 2005